BT INSURANCE FUNDS TRUST
SMALL CAP FUND


Supplement to Prospectus dated September 20, 1996


Distributor.  First Data Distributors, Inc., 4400 Computer Drive,
Westborough, Massachusetts 01581, serves as the Fund's distributor. First Data Distributors, Inc. was formerly known as "440 Distributors, Inc.."



Dated:  March 6, 1997



shared/bankers/stickers/1997.doc